Exhibit 10.2

AMENDMENT NO. 2 TO VOTING AGREEMENT

This AMENDMENT NO. 2 TO VOTING AGREEMENT (this “Amendment”), dated as of May 29, 2020, is entered into by and among AcelRx Pharmaceuticals, Inc., a Delaware Corporation (“Parent”), Consolidation Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and each of the stockholders of Tetraphase Pharmaceuticals, Inc. set forth on Schedule A-1 hereto (each, a “Stockholder”). Capitalized terms used but not otherwise defined in this Amendment shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, Parent, Merger Sub and the Stockholders are parties to that certain (a) Voting Agreement dated as of March 15, 2020 (the “Voting Agreement”) and (b) Amendment to Voting Agreement, dated as of May 26, 2020 (“Amendment No. 1”);

WHEREAS, Section 6.3(a) of the Voting Agreement permits the parties to amend the Voting Agreement, if such amendment is in writing and is signed by each party to the Voting Agreement;

WHEREAS, on March 15, 2020, Parent, Merger Sub and Tetraphase Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving the Merger and becoming an indirect wholly owned subsidiary of Parent, upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, the parties desire to amend the Voting Agreement (as amended by Amendment No. 1) as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1.    Definitions; References. Each capitalized term used but not defined in this Amendment shall have the meaning assigned to such term in the Voting Agreement. Each reference in the Voting Agreement to “hereof,” “hereunder,” “hereby,” “this Agreement” or any similar term shall, from and after the date of this Amendment, refer to the Voting Agreement (as amended by Amendment No. 1 and this Amendment). Each reference in the Voting Agreement to the “date of this Agreement”, the “date hereof” or any similar term shall refer to March 15, 2020. Except as otherwise indicated, all references in the Voting Agreement to “Sections” are intended to refer to Sections of the Voting Agreement (as amended by Amendment No. 1 and this Amendment), and not sections of this Amendment.

ARTICLE II

AMENDMENT TO VOTING AGREEMENT

2.1.    Amendment to Article V of the Voting Agreement. Article V of the Voting Agreement (as amended by Amendment No. 1) is hereby deleted and replaced in its entirety with the following:

“[(a)] Each Stockholder acknowledges and agrees, severally and not jointly and solely with respect to such Stockholder’s Subject Warrants, that, at the Effective Time, each Subject Warrant owned by such Stockholder that is then-outstanding and unexercised as of immediately prior to the Effective Time shall, pursuant to the terms hereof and as a result of the Merger and without any other action on the part of such Stockholder, receive, in lieu of any other amount or consideration to which such Stockholder might otherwise have been entitled to receive pursuant to such Subject Warrant, (i), [for each share of Company Common Stock for which such November Warrant (as set forth on Schedule A) was exercisable immediately prior to the Effective Time (subject to adjustment in the event of a stock split, division or subdivision, stock dividend, reverse stock split, consolidation, reclassification, recapitalization or other similar transaction affecting the Company Common Stock or the Parent Common Stock), (x) $0.8085 in cash, without interest, and (y) 1.0201 of a share of Parent Common Stock, plus (ii),] for each share of Company Common Stock for which such January Warrant (as set forth on Schedule A) was exercisable immediately prior to the Effective Time (subject to adjustment in the event of a stock split, division or subdivision, stock dividend, reverse stock split, consolidation, reclassification, recapitalization or other similar transaction affecting the Company Common Stock or the Parent Common Stock), (x) $0.8123 in cash, without interest, and (y) 1.0250 of a share of Parent Common Stock, plus [(iii)], in lieu of any fractional shares of Parent Common Stock otherwise issuable under clauses (i) [or (ii)] hereof after aggregating the shares of Parent Common Stock to be issued with respect to the Subject Warrant thereunder, cash in a dollar amount (rounded to the nearest whole cent, with numbers ending with .5 or more being rounded up to the nearest whole cent), without interest, determined by multiplying such fraction by the average closing price of a share of Parent Common Stock on the Nasdaq Global Select Market for the 10 most recent trading days that Parent Common Stock has traded ending on the trading day one day prior to the Effective Time.

[(b)    At the Effective Time, each Pre-Funded Warrant that is then-outstanding and unexercised as of immediately prior to the Effective Time shall, as a result of the Merger and without any action on the part of any holder of a Pre-Funded Warrant, receive, in lieu of any other amount or consideration to which such Stockholder might otherwise have been entitled to receive pursuant to such Pre-Funded Warrant, (1) the product of (i) (A) the aggregate number of shares of Company Common Stock for which such Pre-Funded Warrant was exercisable immediately prior to the Effective Time, multiplied by (B) in the case of November Pre-Funded Warrants (set forth on Schedule B), 99.42631%, and in the case of January Pre-Funded Warrants (set forth on Schedule B), 99.94263%, and (ii) the Merger Consideration, plus (2), in lieu of any fractional shares of Parent Common Stock otherwise issuable under clause (1) hereof, cash in a dollar amount (rounded to the nearest whole cent, with numbers ending with .5 or more being rounded up to the nearest whole cent), without interest, determined by multiplying such fraction by the average closing price of a share of Parent Common Stock on the Nasdaq Global Select Market for the 10 most recent trading days that Parent Common Stock has traded ending on the trading day one day prior to the Effective Time.]”

ARTICLE III

MISCELLANEOUS

3.1.    No Further Amendment. Except as otherwise expressly provided in this Amendment, all of the terms and conditions of the Voting Agreement (as amended by Amendment No. 1) remain unchanged and continue in full force and effect.

3.2.    Effect of Amendment. This Amendment shall form a part of the Voting Agreement (as amended by Amendment No. 1) for all purposes, and each party hereto and thereto shall be bound hereby. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto.

3.3.    Entire Agreement. The Voting Agreement (as amended by Amendment No. 1 and further amended by this Amendment), together with any Schedule thereto, and the other documents and certificates delivered pursuant to the Voting Agreement, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof.

3.4.    Jurisdiction; Waiver of Jury Trial.

(a)    This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any laws, rules or provisions that would cause the application of the laws of any jurisdiction other than the State of Delaware. In any action between any of the parties arising out of or relating to this Amendment or the transactions contemplated hereby, each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware. The parties agree that irreparable damage would occur and that the parties would not have any adequate remedy at law in the event that any of the provisions of this Amendment were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Amendment and to enforce specifically the terms and provisions of this Amendment, this being in addition to any other remedy to which they are entitled at law or in equity. All rights and remedies existing under this Amendment are cumulative to, and not exclusive of, any rights or remedies otherwise available. Each Stockholder hereby agrees that service of any process, summons, notice or document by U.S. registered mail in accordance with Section 6.1 of the Voting Agreement shall be effective service of process for any proceeding arising out of, relating to or in connection with this Amendment or the transactions contemplated hereby.

(b)    EACH STOCKHOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AMENDMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT

SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AMENDMENT. EACH STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF PARENT OR MERGER SUB HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PARENT OR MERGER SUB WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH STOCKHOLDER UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH STOCKHOLDER MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH STOCKHOLDER HAS BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

3.5.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Amendment or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

[Signature Pages Follow]

The parties are executing this Amendment on the date set forth in the introductory clause.

PARENT

ACELRX PHARMACEUTICALS, INC.

By:
Name:
Title:

MERGER SUB

CONSOLIDATION MERGER SUB, INC.

By:
Name:
Title:

[Signature Page to Amendment No. 2 to Voting Agreement]

STOCKHOLDER

[STOCKHOLDER]

By:
Name:
Title:

Address:

[Signature Page to Amendment No. 2 to Voting Agreement]

Schedule A-1